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CONTRACT OF

PURCHASE AND SALE

              Page 1 of            Pages

PREPARED BY:  ___________________________________

DATE:  ____________________________

(AGENCY, PLEASE PRINT)

ADDRESS:  _________________________________PC:  ___________    PHONE:  ___________________

PER: ______________________________________

MLS No.:  _________________________________

SELLER: 0723074 B.C. Ltd.	BUYER: Agnes Piotrowski
SELLER:	BUYER:
ADDRESS: 1963 Lougheed Highway	ADDRESS: 310-8635 Shaughnessy St.
Coquitlam, B.C.	Vancouver, B.C.
PC: V3K 3T8	PC: V6P 3Y3
PHONE: 604-521-3369	PHONE: 604-324-6570
RESIDENT OF CANADA G NON-RESIDENT OF CANADA G as defined under the Income Tax Act.	OCCUPATION: Registered Nurse

PROPERTY: Address:  1880 Coleman Ave.

Municipality:  Coquitlam, B.C.

   PC:

V3K 1B4

Legal Description:  _____________________________________________________________________

___________________________________________

PID #  006-978-657 (the Property)

The Buyer agrees to purchase the Property from the Seller on the following terms and subject to the following conditions:

1.  PURCHASE PRICE:  The purchase price of the Property will be Four Hundred and Fourty Thousand

Dollars.

Dollars $ 440,000.00(Purchase Price)

2.  DEPOSIT:  A deposit of $__________________ which will form part of the Purchase Price, will be paid on the following terms:

________________________________________________________________________________________

________________________________________________________________________________________

All monies paid pursuant to this section (Deposit) will be delivered in trust to Goodwin and Mark and held in trust in accordance with the provisions of the Real Estate Service Act. In the event the Buyer fails to pay the Deposit as required by this Contract, the Seller may, at the Seller’s option, terminate this Contract. The party who receives the Deposit is authorized to pay all or any portion of the Deposit to the Buyer’s or Seller’s conveyancer (the “Conveyancer”) without further written direction of the Buyer or Seller, provided that: (a) the Conveyancer is a Lawyer or Notary; (b) such money is to be held in trust by the Conveyancer as stakeholder pursuant to the provisions of the Real Estate Services Act pending the completion of the transaction and not on behalf of any of the principals to the transactions; and  (c) if the sale does not complete, the money should be returned to such party as stakeholder or paid into Court.

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3.  TERMS AND CONDITIONS:  The purchase and sale of the Property includes the following terms and is subject to the following conditions:

Subject to Financing Suitable to the Buyer

Each condition, if so indicated, is for the sole benefit of the party indicated.  Unless each condition is waived or declared fulfilled by written notice given by the benefiting party to the other party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the Real Estate Service Act.

4.  COMPLETION:  The sale will be completed on or before  March 1, yr.  2006

(Completion Date)

At the appropriate Land Title Office

5.  POSSESSION:  The Buyer will have vacant possession of the Property at 12 noon on  March 1,

yr.   2006          (Possession Date) OR, subject to the following existing tenancies, if any:

6.  ADJUSTMENTS:  The Buyer will assume and pay all taxes, rates, local improvement assessments, fuel, utilities and other charges from, and including, the date set for adjustments, and all adjustments both incoming and outgoing of whatsoever nature will be made as of   March 1, 2006          . (Adjustment Date)

7.  INCLUDED ITEMS:  The Purchase Price includes any buildings, improvements, fixtures, appurtenances and attachments thereto, and all blinds, awnings, screen doors and windows, curtain rods, tracks and valances, fixed mirrors, fixed carpeting, electric, plumbing, heating and air conditioning fixtures and all appurtenances and attachments thereto as viewed by the Buyer at the date of inspection, INCLUDING:

________________________________________________________________________________________

________________________________________________________________________________________

BUT EXCLUDING:  _______________________________________________________________________

8.  VIEWED:  The Property and all included items will be in substantially the same condition at the Possession Date as when viewed by the Buyer on

Feb 3, 2006________, yr.

9.   TITLE:  Free and clear of all encumbrances except subsisting conditions, provisos, restrictions, exceptions and reservations, including royalties, contained in the original grant or contained in any other grant or disposition from the Crown, registered or pending restrictive covenants and rights-of-way in favour of utilities and public authorities, existing tenancies set out in Clause 5 above, if any, and except as otherwise set out herein

.

10.  TENDER:  Tender or payment of monies by the Buyer to the Seller will be by certified cheque, bank draft, cash or Lawyer's/Notary's trust cheque.

11.  DOCUMENTS:  All documents required to give effect to this Contract will be delivered in registrable form where necessary and will be lodged for registration in the appropriate Land Title Office by 4 pm on the Completion Date.

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12.  TIME:  Time will be of the essence hereof, and unless the balance of the cash payment is paid and such formal agreement to pay the balance as may be necessary is entered into on or before the Completion Date, the Seller may, at the Seller's option, terminate this Contract, and in such event, the amount paid by the Buyer will be absolutely forfeited to the Seller in accordance with the Real Estate Service Act, on account of damages, without prejudice to the Seller’s other remedies

13.  BUYER FINANCING:  If the Buyer is relying upon a new mortgage to finance the Purchase Price, the Buyer, while still required to pay the Purchase Price on the Completion Date, may wait to pay the Purchase Price to the Seller until after the transfer and new mortgage documents have been lodged for registration in the appropriate Land Title Office, but only if, before such lodging, the Buyer has: (a) made available for tender to the Seller that portion of the Purchase Price not secured by the new mortgage, and (b) fulfilled all the new mortgagee's conditions for funding except lodging the mortgage for registration, and (c) made available to the Seller, a Lawyer's or Notary's undertaking to pay the Purchase Price upon the lodging of the transfer and new mortgage documents and the advance by the mortgagee of the mortgage proceeds pursuant to the Canadian Bar Association (BC branch) (Real Property Section) standard undertakings (the “CBA Standard Undertakings.”)

14.  CLEARING TITLE:  If the Seller has existing financial charges to be cleared from title, the Seller, while still required to clear such charges, may wait to pay and discharge existing financial charges until immediately after receipt of the Purchase Price, but in this event, the Seller agrees that payment of the Purchase Price shall be made by the Buyer’s Lawyer or Notary to the Seller’s Lawyer or Notary, on the CBA Standard Undertakings to pay out and discharge the financial charges, and remit the balance, if any, to the Seller.

15.  COSTS:  The Buyer will bear all costs of the conveyance and, if applicable, any costs related to arranging a mortgage and the Seller will bear all costs of clearing title.

16.  RISK:  All buildings on the Property and all other items included in the purchase and sale will be, and remain, at the risk of the Seller until 12:01 a.m. on the Completion Date.  After that time, the Property and all included items will be at the risk of the Buyer.

17.  PLURAL:  In this Contract, any reference to a party includes that party's heirs, executors, administrators, successors and assigns, singular includes plural and masculine includes feminine.

18.  REPRESENTATIONS & WARRANTIES:  There are no representations, warranties, guarantees, promises or agreements other than those set out in this Contract and the representations contained in the Property Disclosure Statement if incorporated into and forming part of the Contract, all of which will survive the completion of the sale.

19.  PERSONAL INFORMATION: The Buyer and the Seller hereby consent to the collection, use and disclosure by the Brokerages and by the managing broker(s), associate broker(s) and representative(s) of those Brokerages (collectively the “Licensee(s)”) described in Clause 20, the real estate boards of which those Brokerages and Licensees are members and, if the Property listed on a Multiple Listing Service, the real estate board that operates that Multiple Listing Service, of personal information about the Buyer and the Seller:

A. for all purposes consistent with the transaction contemplated herein;

B. if the Property is listed on a Multiple Listing Service, for the purpose of the compilation, retention and publication by the real estate board that operates the Multiple Listing Service and other real estate boards of any statistics including historical   Multiple Listing Service data for use by persons authorized to use the Multiple Listing Service of that real estate board and other real estate boards;

C. for enforcing codes of professional conduct and ethics for members of real estate boards; and

D. for the purposes (and to the recipients) described in the brochure published by the British Columbia Real Estate Association entitled Working With A REALTOR.

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20.  AGENCY DISCLOSURE:  The Seller and Buyer acknowledge and having received, read and understood the brochure published by the British Columbia Real Estate Association entitled "Working With a REALTOR” and acknowledge and confirm as follows:

(a)

the Seller has an Agency relationship with

_____________________________________AND_______________________________________________

BROKERAGE

LICENSEE

(b)

the Buyer has an Agency relationship with

_____________________________________AND ______________________________________________

BROKERAGE

LICENSEE

(c)  the Buyer and the Seller have consent to a Limited Dual Agency relationship with

_____________________________________AND_______________________________________________

BROKERAGE

LICENSEE

having signed a Limited Dual Agency agreement dated  ___________________________________________

If only (a) has been completed, the Buyer is acknowledging no agency relationship, if only (b) has been completed, the Seller is acknowledging no agency relationship.

21.  ACCEPTANCE IRREVOCABLE (Buyer and Seller):   The Seller and the Buyer specifically confirm that this Contract of Purchase and Sale is executed under seal. It is agreed and understood that the Seller’s acceptance is irrevocable, including without limitation, during the period prior to the date specified for the Buyer to either:

A. fulfill or waive the terms and conditions herein contained; and/or

B. exercise any option(s) herein contained.

22. THIS IS A LEGAL DOCUMENT. READ THIS ENTIRE DOCUMENT AND INFORMATION PAGE BEFORE YOU SIGN

23. OFFER:  This offer or counter-offer will be open for acceptance until                o’clock                      m.

, yr.

 and upon acceptance of the offer or counter-offer, by accepting in writing and notifying the other party of such acceptance, there will be a binding Contract of Purchase and Sale on the terms and conditions set forth.

X__________________________________________________________

!_____________________

(WITNESS)

(BUYER)

SEAL

(Print Name)

X__________________________________________________________

!_____________________

 (WITNESS)

(BUYER)

SEAL

(Print Name)

22.  ACCEPTANCE:  The Seller (a) hereby accepts the above offer and agrees to complete the sale upon the terms and conditions set out above, (b) agrees to pay a commission as per the Listing Contract, and (c) authorizes and instructs the Buyer and anyone acting on behalf of the Buyer or Seller to pay the commission out of the cash proceeds of sale and forward copies of the Seller's Statement of Adjustments to the Cooperating/Listing Agent, as requested, forthwith after completion.

Seller's acceptance is dated        Feb 8,             yr.   2006

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X__________________________________________________________

!_____________________

 (WITNESS)

(SELLER)

SEAL

(Print Name)

X__________________________________________________________

!_____________________

 (WITNESS)

(SELLER)

SEAL

(Print Name)

            DATE